EXHIBIT 32.1
G&K SERVICES INC.
CERTIFICATION OF CHAIRMAN OF THE BOARD
AND CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of G&K Services, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Richard L. Marcantonio, Chairman of the Board and Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 2, 2006

By:	/s/ Richard L. Marcantonio
Richard L. Marcantonio, Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)